1st Quarter 2018 Earnings Release Presentation May 3, 2018

2 Available Information On May 3, 2018, Consolidated Edison, Inc. issued a press release reporting its first quarter 2018 earnings and filed with the Securities and Exchange Commission the company’s first quarter 2018 Form 10-Q. This presentation should be read together with, and is qualified in its entirety by reference to, the earnings press release and the Form 10-Q. Copies of the earnings press release and the Form 10-Q are available at: www.conedison.com (select "For Investors" and then select "Press Releases“ and “SEC Filings”, respectively). Forward-Looking Statements This presentation contains forward-looking statements that are intended to qualify for the safe-harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements of future expectations and not facts. Words such as "forecasts," "expects," "estimates," "anticipates," "intends," "believes," "plans," "will" and similar expressions identify forward-looking statements. The forward-looking statements reflect information available and assumptions at the time the statements are made, and speak only as of that time. Actual results or developments may differ materially from those included in the forward-looking statements because of various factors such as those identified in reports the company has filed with the Securities and Exchange Commission, including that the company's subsidiaries are extensively regulated and are subject to penalties; its utility subsidiaries' rate plans may not provide a reasonable return; it may be adversely affected by changes to the utility subsidiaries' rate plans; the intentional misconduct of employees or contractors could adversely affect it; the failure of, or damage to, its subsidiaries' facilities could adversely affect it; a cyber-attack could adversely affect it; it is exposed to risks from the environmental consequences of its subsidiaries' operations; a disruption in the wholesale energy markets or failure by an energy supplier could adversely affect it; it has substantial unfunded pension and other postretirement benefit liabilities; its ability to pay dividends or interest depends on dividends from its subsidiaries; it requires access to capital markets to satisfy funding requirements; changes to tax laws could adversely affect it; its strategies may not be effective to address changes in the external business environment; and it also faces other risks that are beyond its control. Non-GAAP Financial Measure This presentation also contains a financial measure, adjusted earnings, that is not determined in accordance with generally accepted accounting principles in the United States of America (GAAP). This non-GAAP financial measure should not be considered as an alternative to net income, which is an indicator of financial performance determined in accordance with GAAP. Adjusted earnings excludes from net income the net mark-to-market changes in the fair value of the derivative instruments the subsidiaries of Con Edison Clean Energy Businesses, Inc. use to economically hedge market price fluctuations in related underlying physical transactions for the purchase or sale of electricity and gas. Adjusted earnings may also exclude from net income certain other items that the company does not consider indicative of its ongoing financial performance. Management uses this non-GAAP financial measure to facilitate the analysis of the company's financial performance as compared to its internal budgets and previous financial results. Management also uses this non-GAAP financial measure to communicate to investors and others the company's expectations regarding its future earnings and dividends on its common stock. Management believes that this non-GAAP financial measure is also useful and meaningful to investors to facilitate their analysis of the company's financial performance. For more information, contact: Jan Childress, Director, Investor Relations Olivia M. Webb, Manager, Investor Relations Tel.: 212-460-6611, Email: childressj@coned.com Tel.: 212-460-3431, Email: webbo@coned.com www.conEdison.com

Table of Contents 3 Page Organizational Structure and Plan 4-5 Dividend and Earnings Announcements 6 1Q 2018 Earnings 7-10 1Q 2018 Developments 11-12 Tax Cuts and Jobs Act of 2017 (TCJA) 13 Five-Year Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 14 CECONY Operations and Maintenance Expenses 15 Composition of Regulatory Rate Base 16 Average Rate Base Balances 17 Regulated Utility Rates of Return and Equity Ratio 18 Earnings Adjustment Mechanisms and Positive Incentives 19 Capital Expenditures and Utility Capital Expenditures 20-21 2018 Financing Plan and Activity 22 Capital Structure and Liquidity Profile 23-24 Utility Sales and Revenues 25-28 List of Notes to 2018 Form 10-Q Financial Statements 29

Organizational Structure 4 a. As of 3/31/18. b. Senior unsecured ratings and outlook shown in order of Moody’s / S&P / Fitch. Ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Con Edison Clean Energy Businesses, Inc. (Clean Energy Businesses or CEBs) Consolidated Edison Energy, Inc. (Con Edison Energy or CEE) Consolidated Edison Development, Inc. (Con Edison Development or CED) Utilities Clean Energy Orange and Rockland Utilities, Inc. (O&R) Consolidated Edison Company of New York, Inc. (CECONY) Transmission Market Cap(a): $24.0 billion Ratings(b): A3 / BBB+ / BBB+ Outlook(b): Negative / Stable / Stable Consolidated Edison Transmission, LLC (CET Electric) Con Edison Gas Pipeline and Storage, LLC (CET Gas) Mountain Valley Pipeline, LLC Stagecoach Gas Services, LLC New York Transco LLC 50%12.5% 45.7% Consolidated Edison Solutions, Inc. (Con Edison Solution or CES) Con Edison Transmission, Inc. (Con Edison Transmission or CET) Rockland Electric Company (RECO)

5 Strengthen core utility delivery business Grow existing clean energy businesses and pursue additional clean energy growth opportunities consistent with our risk appetite Pursue additional regulated growth opportunities to add value in the evolving industry Strategic Provide steady, predictable earnings Maintain balance sheet stability Value Oriented Pay attractive, growing dividends Customer Focused Provide safe and reliable service Enhance the customer experience Achieve operational excellence and cost optimization The Con Edison Plan

Dividend and Earnings Announcements 6 • On April 19, 2018, the company issued a press release reporting that the company had declared a quarterly dividend of 71.5 cents a share on its common stock. • On May 3, 2018, the company issued a press release in which it confirmed its previous forecast of adjusted earnings per share for the year 2018 in the range of $4.15 to $4.35 per share. Reported EPS (GAAP) Adjusted EPS (Non-GAAP) $1.38 $1.27 $1.38 $1.27 2018 2017 2018 2017 1Q 2018 vs. 1Q 2017

1Q 2018 Earnings 7 Net Income ($ in Millions) Earnings per Share 2018 2017 2018 2017 Reported Net Income and EPS – GAAP basis $428 $388 $1.38 $1.27 Net mark-to-market effects of the CEBs — (2) — — Adjusted Earnings and Adjusted EPS – non-GAAP basis $428 $386 $1.38 $1.27

Walk from 1Q 2017 EPS to 1Q 2018 EPS 8 Variance in Reported EPS (GAAP) Variance in Adjusted EPS (Non-GAAP) 1Q 2017 Reported EPS CECONY O&R CEBs CET Other 1Q 2018 Reported EPS $1.27 $0.15 $(0.01) $0.00 $0.00 $(0.03) $1.38 1Q 2017 Adjusted EPS CECONY O&R CEBs CET Other 1Q 2018 Adjusted EPS $1.27 $0.15 $(0.01) $(0.03) $1.38 $0.00 (a) (a) a. Includes parent company and consolidation adjustments. $0.00

1Q 2018 vs. 1Q 2017 EPS Variances - Three Months Ended Variation 9 CECONY(a) Changes in rate plans $0.22 Reflects higher electric and gas net base revenues of $0.12 a share and $0.08 a share, respectively, and growth in the number of gas customers of $0.02 a share. Electric and gas base rates increased on January 1, 2018 in accordance with their respective rate plans. Weather impact on steam revenues 0.05 Operations and maintenance expenses (0.01) Reflects primarily storm-related costs. Depreciation, property taxes and other tax matters (0.09) Reflects higher net property taxes of $(0.07) a share and depreciation and amortization expense of $(0.04) a share, offset by a New York State sales and use tax refund of $0.02 a share. Other (0.02) Includes the dilutive effect of Con Edison's stock issuances. Total CECONY $ 0.15 O&R(a) Changes in rate plans 0.02 Reflects higher gas net base revenues. Gas base rates increased on November 1, 2017 in accordance with the rate plan. Operations and maintenance expenses (0.02) Reflects storm-related costs. Other (0.01) Includes the dilutive effect of Con Edison's stock issuances. Total O&R $(0.01) Clean Energy Businesses Operating revenues less energy costs 0.19 Reflects revenues from engineering, procurement and construction services and higher revenues from renewable electric production projects. Operations and maintenance expenses (0.20) Reflects primarily engineering, procurement and construction costs. Other 0.01 Includes the dilutive effect of Con Edison's stock issuances. Total CEBs $ — Other Parent company and consolidation $(0.03) Reflects lower state income tax benefits and the dilutive effect of Con Edison's stock Reported EPS (GAAP) $ 0.11 Adjusted EPS (non-GAAP) $ 0.11 a. Under the revenue decoupling mechanisms in the utilities’ New York electric and gas rate plans and the weather-normalization clause applicable to their gas businesses, revenues are generally not affected by changes in delivery volumes from levels assumed when rates were approved. In general, the utilities recover on a current basis the fuel, gas purchased for resale and purchased power costs they incur in supplying energy to their full-service customers. Accordingly, such costs do not generally affect Con Edison’s results of operations.

1Q 2018 vs. 1Q 2017 EPS Reconciliation by Company 10 CECONY O&R CEBs CET Other(a) Total Reported EPS – GAAP basis $1.26 $0.07 $0.02 $0.03 $— $1.38 Adjusted EPS – Non-GAAP basis $1.26 $0.07 $0.02 $0.03 $— $1.38 CECONY O&R CEBs CET Other(a) Total Reported EPS – GAAP basis $1.11 $0.08 $0.02 $0.03 $0.03 $1.27 Adjusted EPS – Non-GAAP basis $1.11 $0.08 $0.02 $0.03 $0.03 $1.27 3 months ending March 31, 2018 3 months ending March 31, 2017 a. Includes parent company and consolidation adjustments.

1Q 2018 Developments(a) 11 CECONY & O&R • In August and November 2017, the NYSPSC issued orders in its proceeding investigating a subway power outage. NYSPSC Case 17-E-0428 – In The Matter of an Investigation into the April 21, 2017 Metropolitan Transportation Authority Subway Power Outage and Consolidated Edison Company of New York, Inc.’s Restoration Efforts. • The orders require CECONY to take certain actions relating to the electrical equipment that serves the subway system. The company incurred costs related to this matter through March 31, 2018 of $149 million. Included in this amount is $27 million in capital and operating and maintenance costs reflected in the company's electric rate plan and $122 million deferred as a regulatory asset pursuant to the rate plan. • The company, which plans to complete the required actions in 2018, expects to incur costs related to this matter during the remainder of 2018 of $115 million. Included in this amount is $5 million in expected capital and operating and maintenance costs reflected in the rate plan and $110 million expected to be deferred as a regulatory asset pursuant to the rate plan. (page 22) • In January 2018, the NYSPSC initiated an audit of the income tax accounting of certain utilities, including CECONY and O&R. NYSPSC Case 18-M-0013 - In the Matter of a Focused Operations Audit to Investigate the Income Tax Accounting of Certain New York State Utilities. (page 23) • In March 2018, Winter Storms Riley and Quinn caused damage to the utilities’ electric distribution systems and interrupted service to approximately 209,000 CECONY customers, 93,000 O&R customers and 44,000 RECO customers. – Through March 31, 2018, CECONY's costs related to March 2018 storms, including Riley and Quinn, amounted to $106 million, including operation and maintenance expenses reflected in its electric rate plan ($15 million), operation and maintenance expenses charged against a storm reserve pursuant to its electric rate plan ($56 million), capital expenditures ($29 million) and removal costs ($6 million). O&R and RECO had storm-related costs of $31 million and $11 million, respectively, most of which were deferred as regulatory assets pursuant to their electric rate plans. – Recovery of CECONY, O&R and RECO storm-related costs is subject to review by the NYSPSC and NJBPU, as applicable. The NYSPSC is investigating the preparation and response to the storms by CECONY, O&R and other New York electric utilities, including all aspects of their emergency response plans, and may penalize them. The NJBPU is investigating RECO’s preparation and response to the storms. The Companies are unable to estimate the amount or range of their possible loss in connection with the storms. (pages 23)  • In April 2018, O&R filed with the NYSPSC updates to the requests the company filed in January 2018 with the NYSPSC for increases in the rates it charges for electric and gas service rendered in New York, effective January 1, 2019. O&R increased its requested electric rate increase from $20.3 million to $22.5 million and decreased its requested gas rate increase from $4.5 million to $2.7 million. (page 22) a. Page references to 1Q 2018 Form 10-Q.

1Q 2018 Developments (cont'd)(a) Clean Energy Businesses • The 25-MW (AC) Big Timber wind energy project in Montana went into service. The Clean Energy Businesses have 1,561 MW (AC) of renewable energy production projects in service (1,383 MW) or under construction (178 MW). (page 54) • 531 million of kWh of electricity was generated from solar projects and 234 million of kWh generated from wind projects during 1Q 2018. (page 54) Con Edison Transmission • Preliminary work began on the Mountain Valley Pipeline, which is targeted to be in service by the end of 2018. Con Edison Gas Pipeline and Storage, LLC (CET Gas) owns a 12.5% interest. • Mountain Valley Pipeline LLC announced a proposed 70-mile Southgate project. CET Gas owns a 6.375% interest. (page 38) a. Page references to 1Q 2018 Form 10-Q. 12

Tax Cuts and Jobs Act of 2017 (TCJA)(a) CECONY & O&R • TCJA expected to result in decreased cash flows from operating activities, and require increased cash flows from financing activities, for the utilities as and when customers' rates are adjusted to reflect the reduction in tax rate • Customer rates expected to be reduced to reflect the reduction in tax rate from 35% to 21%, elimination of bonus depreciation and the amortization of excess deferred federal income taxes the utilities collected from their customers that will not need to be paid to the Internal Revenue Service under the TCJA • Upon enactment of the TCJA, CECONY, O&R and RECO re-measured their deferred tax assets and liabilities and accrued net regulatory liabilities for future income taxes of $3,513 million, $161 million and $28 million, respectively. – Under the rate normalization requirements continued by the TCJA, the portion of their net regulatory liabilities related to certain accelerated tax depreciation benefits ($2,542 million, $126 million and $16 million, respectively) is to be amortized over the remaining lives of the related assets. – The remainder ($971 million, $35 million and $12 million, respectively) will be amortized as determined by the NYSPSC or NJBPU, as applicable. • For the three months ended March 31, 2018, the Utilities deferred as regulatory liabilities estimated net benefits of $112 million. • NYSPSC Case 17-M-0815 - Proceeding on Motion of the Commission on Changes in Law that May Affect Rates – On March 29, 2018, the NYSPSC staff recommended that the NYSPSC require most utilities to begin on October 1, 2018 to credit their customers’ bills with the net benefits of the TCJA as measured based on amounts reflected in their rate plans prior to the enactment of the TCJA. – A 90-day comment period follows the NYSPSC staff proposal – NYSPSC decision is expected after the comment period • NJBPU Docket No. AX1801001 - In the Matter of the Board’s Consideration of the 2017 Tax Cuts and Jobs Act – In March 2018, the NJBPU approved a $2.9 million interim decrease in Rockland Electric Company's (RECO) electric base rates, effective April 1, 2018, subject to the outcome of the NJBPU proceeding. – NJBPU decision tentatively expected in June • FERC Docket No. EL18-111-000 – In March 2018, the Federal Energy Regulatory Commission (FERC) issued an order directing RECO to propose revisions to its transmission revenue requirement to reflect the TCJA. a. See Note B - Regulatory Matters/Other Regulatory Matters on pages 22-23 and Note I - Income Taxes on pages 29-30 in the 1Q 2018 10-Q. 13

Five-Year Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 14 2014 2015 2016 2017 2018 (a) Reported EPS – GAAP basis $3.73 $4.07 $4.15 $4.97 $5.08 Enactment of the TCJA(b) - - - (0.85) (0.86) Gain on sale of the CEBs’ retail electric supply business - - (0.19) - - Goodwill impairment related to the CEBs’ energy service business - - 0.04 - - Impairment of assets held for sale - 0.01 - - - Gain on sale of the CEBs' solar electric production projects (0.09) - - - - Net mark-to-market effects of the CEBs 0.25 - (0.01) - 0.01 Adjusted EPS – Non-GAAP basis $3.89 $4.08 $3.99 $4.12 $4.23 12 Months Ending December 31, a. Represents 12-month trailing EPS ending March 31, 2018. b. Reflects $269 million (or $0.88 a share), $11 million (or $0.04 a share) and $(21) million (or $(0.07) a share) for CEBs, CET, and parent company, respectively resulting from the enactment of TCJA.

2013 2014 2015 2016 2017 2018E $485 $467 $364 $348 $58 $73 $133 $149 $159 $160 $170 $182 $517 $519 $550 $469 $476 $433 $287 $1,422 $354 $1,489 $344 $1,417 $352 $1,329 $294 $998 $281 $969 CECONY Operations and Maintenance Expenses ($ in millions) 15 a. Other Expenses generally are either reconciled through amounts reflected in rates, or represent surcharges that are recovered in revenues from customers. b. Includes Demand Side Management, System Benefit Charges and Public Service Law 18A assessments which are collected in revenues. c. Excludes non-service components of Pension/OPEBs pursuant to ASU 2017-07. See page 25 1Q 2018 Form 10-Q. Other Expenses(a) 2013 2014 2015 2016 2017 2018E $1,313 $1,384 $1,464 $1,477 $1,528 $1,544 Departmental Pension/ OPEBs Regulatory Fees and Assessments (b) Health Care/ Other Employee Benefits Other $393 YTD $71 YTD $109 YTD $39 YTD $18 YTD (c) (c)

Composition of Regulatory Rate Base(a) (as of March 31, 2018) 16 a. Average rate base for 12 months ended 3/31/2018. CECONY ($ in millions) Electric NY $18,766 Gas NY 4,877 Steam NY 1,388 Total CECONY $25,031 O&R ($ in millions) O&R Electric NY $765 O&R Gas NY 402 RECO NJ 215 Total O&R $1,382 Total Rate Base $26,413 CECONY Electric CECONY Gas CECONY Steam O&R RECO

# Average Rate Base Balances
($ in millions)



3-year CAGR 6.0%
O&R
CECONY
$22,311
$1,173
$21,138
$23,795
$1,297
$22,498
$24,522
$1,357
$23,165
$25,014
$1,304
$23,710
$26,014
$1,376
$24,638
$27,725
$1,448
$26,277
$29,093
$1,511
$27,582
$30,991
$1,543
$29,448
Actual
Forecast(a)

| | | 2013 | 2014 | 2015 | 2016 | 2017 | 2018E | 2019E | 2020E |
|---|---|---|---|---|---|---|---|---|---|
| CECONY | Electric | $ 16,235 | $ 17,403 | $ 17,599 | $ 17,971 | $ 18,513 | $ 19,530 | $ 20,277 | $ 21,569 |
| | Gas | 3,395 | 3,593 | 4,023 | 4,267 | 4,723 | 5,395 | 6,005 | 6,629 |
| | Steam | 1,508 | 1,502 | 1,543 | 1,472 | 1,402 | 1,352 | 1,300 | 1,250 |
| O&R | Electric | 633 | 726 | 769 | 731 | 759 | 792 | 814 | 821 |
| | Gas | 345 | 372 | 386 | 362 | 392 | 422 | 444 | 454 |
| RECO | Electric | 195 | 199 | 202 | 211 | 225 | 234 | 253 | 268 |

(a) Changes to rate base resulting from the TCJA will affect the utilities' net income as and when the changes are reflected in each of the utilities' next rate plans (assumed to be 2020 for CECONY; 2019 for O&R and RECO). Forecast for 2020 reflects, in addition to changes in net utility plant, estimated increase in average rate base due to decreased deferred taxes resulting from TCJA end of bonus deprecation for utilities and application of TCJA reduced tax rate to 2018 and 2019 temporary book/tax differences for CECONY, O&R and RECO of $415 million, $21 million and $3.4 million, respectively. Forecast reflects no change in rate base from amortization of $3,700 million regulatory liability for future income tax relating to excess deferred income taxes because amortization of entire regulatory liability over the same period that would have applied prior to TCJA is assumed. Also, forecast assumes no change in rate base relating to any regulatory liability for revenue requirement impact of reduced tax rate.

conEdison, inc.
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17

Regulated Utility Rates of Return and Equity Ratio (12 Months ended March 31, 2018) 18 Regulated Basis Allowed Actual CECONY Electric 9.0% 9.2% Gas 9.0 10.1 Steam 9.3 11.5 Overall – CECONY 9.0(a) 9.5 CECONY Equity Ratio 48.0% 48.4% O&R Electric 9.0% 8.1% Gas 9.0 10.1 RECO 9.6 7.5 Overall – O&R 9.1(a) 8.6 O&R Equity Ratio 48.0% 49.4% a. Weighted by rate base.

Earnings Adjustment Mechanisms and Positive Incentives Min Max Achieved / Projected 70 60 50 40 30 20 10 0 2017 2018 2019 $0 $0 $0 $18 $42 $59 $13 $9 $11 a. In 2017, CECONY achieved positive incentives of $12 million, one third of which, pursuant to the accounting rules for alternative revenue recognition of the collection of such incentives under the rate plans (GAAP), will be recorded ratably from 2018 to 2020 and also reflected in the positive incentives projected, minimum and maximum amounts for the related period. b. Pursuant to GAAP, one third of the positive incentives achieved in 2018, if any, will be recorded ratably from 2018 to 2020 and also reflected in the positive incentives projected and maximum amounts for the related period. Two thirds and one third of the positive incentives achieved in 2019, if any, will be recorded in 2019 and 2020, respectively, and also reflected in the positive incentives projected and maximum amounts for the related period. c. Does not reflect negative earnings adjustment of $5 million that CECONY recorded in 2017. Min Max Achieved / Projected 20 15 10 5 0 2017 2018 2019 $4 $4 $8 $17 $0 $6 $11 Earnings Adjustment Mechanisms Positive Incentives(a) (b) ($ in millions ) ($ in millions ) 19 (c)

Capital Expenditures ($ in millions) 20 CECONY & O&R Clean Energy Businesses Con Edison Transmission 2013 2014 2015 2016 2017 2018E 2019E 2020E $2,270 $2,274 $2,595 $2,922 $3,093 $3,209 $3,135 $3,186 $378 $2,648 $447 $2,721 $823 $3,418 $1,235 $447 $400 $400 $400 $3,586 $1,078 $5,235 $66 $3,606 $360 $3,969 $14 $3,549 (1) a. 2016 includes Stagecoach JV investment of $974 million. b. 2017 Form 10-K, page 31. Actual Forecast(b) (a)

Utility Capital Expenditures ($ in millions) 21 2013 2014 2015 2016 2017 2018E 2019E 2020E $2,270 $2,274 $2,595 $2,922 $3,093 $3,209 $3,135 $3,186 Gas Electric Annual CECONY Capital Expenditures Annual O&R Capital Expenditures Electric Gas Steam Depreciation Electric Gas Depreciation 2013 $1,471 $536 $128 $946 $98 $37 $56 2014 1,500 549 83 991 105 37 61 2015 1,658 671 106 1,040 114 46 68 2016 1,819 811 126 1,106 114 52 67 2017 1,905 909 90 1,195 128 61 71 2018E 1,933 970 105 1,254 139 62 78 2019E 1,868 970 95 1,339 146 56 84 2020E 1,894 1,015 87 1,441 137 53 88 a. 2017 Form 10-K, page 31. Steam Depreciation Actual Forecast(a)

2018 Financing Plan and Activity 22 Debt and Equity Financing Plan • Capital expenditures of $3,969 million (CECONY: $3,008 million, the CEBs: $400 million, O&R: $201 million, CET: $360 million) • Issue between $1,300 million and $1,800 million of long-term debt at the utilities • Issue additional debt secured by the CEBs’ renewable electric production projects • Issue up to $450 million of common equity in 2018 in addition to equity issued through dividend reinvestment, employee stock purchase and long-term incentives plans • Financing plan does not reflect the provision to the utilities’ customers of any TCJA benefits that the NYSPSC and the NJBPU may require to be provided Debt Maturities ($ in millions) 2018 2019 2020 2021 2022 Con Edison, Inc. [parent company] $2 $3 $402 $503 $294 CECONY 1,200 475 350 — — O&R 55 62 — — — CEBs 41 38 39 41 41 Total $1,298 $578 $791 $544 $335 (a) a. $600 million of 5.85 percent 10-year debentures matured on April 1, 2018.

Capital Structure – March 31, 2018 ($ in millions) 23 Consolidated Edison, Inc. A3 / BBB+ / BBB+ CECONY A2 / A- / A- O&R A3 / A- / A- Parent and Other Debt $ 16,021 51% Equity 15,661 49 Total $ 31,682 100% Debt $ 13,266 51% Equity 12,662 49 Total $ 25,928 100% Debt $ 661 49% Equity 681 51 Total $ 1,342 100% Debt $2,094 47% Equity 2,318 53 Total $ 4,412 100% Amounts shown exclude notes payable and include the current portion of long-term debt. Senior unsecured credit ratings shown in order of Moody’s / S&P / Fitch. Moody’s ratings have negative outlooks and S&P and Fitch ratings have stable outlooks.

Liquidity Profile ($ in millions) 24

Utility Sales and Revenues – First Quarter 25 The changes in the energy delivered by the company’s utility subsidiaries, both for actual amounts and as adjusted for variations in weather and billing days, for the three months ended March 31, 2018 (expressed as a percentage of 2017 amounts): First Quarter Variation 2018 vs. 2017 Actual Adjusted CECONY Electric 2.1 0.7 Firm – Gas 12.8 4.6 Steam 11.6 — O&R Electric 2.4 (2.1) Firm – Gas 9.3 1.4

Utility Sales and Revenues – Electric First Quarter ($ in millions) 26 Electric – 1st Quarter Millions of Kilowatt-hours Revenues in Millions 2018 2017 2018 2017 Con Edison of New York Residential and Religious 2,410 2,278 $623 $574 Commercial and Industrial 2,415 2,305 453 430 Retail choice customers 6,276 6,304 557 632 Public Authorities 16 16 3 3 NYPA, Municipal Agency and other sales 2,569 2,496 128 127 Total Sales 13,686 13,399 $1,764 $1,766 Orange and Rockland Residential and Religious 377 349 $74 $68 Commercial and Industrial 198 191 30 27 Retail choice customers 697 707 44 43 Public Authorities 29 24 3 2 Total Sales 1,301 1,271 $151 $140 Regulated Utility Sales & Revenues Residential and Religious 2,787 2,627 $697 $642 Commercial and Industrial 2,613 2,496 483 457 Retail choice customers 6,973 7,011 601 675 Public Authorities 45 40 6 5 NYPA, Municipal Agency and other sales 2,569 2,496 128 127 Total Sales 14,987 14,670 $1,915 $1,906

Utility Sales and Revenues – Gas First Quarter ($ in millions) 27 Gas – 1st Quarter Thousands of Dekatherms Revenues in Millions 2018 2017 2018 2017 Con Edison of New York Residential 27,227 24,607 $390 $337 General 14,513 12,803 154 133 Firm Transportation 34,791 30,415 260 222 Total Firm Sales and Transportation 76,531 67,825 804 692 Interruptible Sales 1,492 2,308 12 13 Transportation of Customer Owned Gas 23,233 28,233 16 17 Total Sales 101,256 98,366 $832 $722 Off-system Sales 1 1 — — Orange and Rockland Residential 4,464 3,885 $58 $49 General 962 958 11 10 Firm Transportation 4,449 4,188 35 29 Total Firm Sales and Transportation 9,875 9,031 104 88 Interruptible Sales 1,143 1,188 2 3 Transportation of Customer Owned Gas 426 397 — — Total Sales 11,444 10,616 $106 $91 Off-system Sales — — — Regulated Utility Sales & Revenues Residential 31,691 28,492 $448 $386 General 15,475 13,761 165 143 Firm Transportation 39,240 34,603 295 251 Total Firm Sales and Transportation 86,406 76,856 908 780 Interruptible Sales 2,635 3,496 14 16 Transportation of Customer Owned Gas 23,659 28,630 16 17 Total Sales 112,700 108,982 $938 $813 Off-system Sales 1 1 — —

28 Utility Sales and Revenues – Steam First Quarter ($ in millions) Steam – 1st Quarter Millions of Pounds Revenues in Millions 2018 2017 2018 2017 Con Edison of New York General 338 293 $16 $14 Apartment House 2,712 2,469 84 77 Annual Power 5,947 5,298 216 197 Total Sales 8,997 8,060 $316 $288

List of Notes to 2018 Form 10Q Financial Statements 29 Page A – Summary of Significant Accounting Policies 19 - 22 B – Regulatory Matters 22 - 24 C – Capitalization 25 D – Short-Term Borrowing 25 E – Pension Benefits 25 - 26 F – Other Postretirement Benefits 26 G – Environmental Matters 26 - 28 H – Other Material Contingencies 28 - 29 I – Income Tax 29 - 30 J – Financial Information by Business Segment 30 K – Derivative Instruments and Hedging Activities 31 - 33 L – Fair Value Measurements 33 - 35 M – Variable Interest Entities 35 - 36 N – New Financial Accounting Standards 36